                                                                   EXHIBIT 10.18

                           BRISBANE TECHNOLOGY PARK

                                     LEASE

                                by and between

             GAL-BRISBANE, L.P., a California limited partnership

                                 as Landlord,

                                      and

                  SNOWBALL.COM, INC., a Delaware corporation

                                   as Tenant

                                 LEASE SUMMARY

Lease Date:                           November 29, 1999

Landlord:                             GAL-BRISBANE, L.P., a California limited partnership

Landlord's Address:                   c/o Stuhlmuller Property Company
                                      4055 Bohannon Drive
                                      Menlo Park, CA  94025
                                      Attn:  Mr. Roger Stuhlmuller
                                      Telephone:  (415) 321-5900
                                      Fax No.:  (415) 321-5933

Tenant:                               SNOWBALL.COM, INC.,
                                      a Delaware corporation

Tenant's Address:
  Prior to the Commencement           250 Executive Park Boulevard, Suite 400
  Date:                               San Francisco, CA  94134
                                      Attn:  Ms. Jeanne Montez
                                      Telephone:  (415) 508-2000
                                      Fax No:  (415) 508-2001
  After the Commencement Date:        3280 Bayshore Boulevard
                                      Brisbane, CA  94005
                                      Attn:  Ms. Jeanne Montez

Premises:                             The Premises shall consist of approximately one hundred
                                      eighty-three thousand two hundred eighty-four (183,284)
                                      rentable square feet of space, consisting of (i)
                                      approximately fifty-five thousand eight hundred eighty-
                                      three (55,883) rentable square feet of space located in the building ("Building A") commonly known as 3280
                                      Bayshore Boulevard, (ii) approximately sixty-one thousand
                                      four hundred fourteen (61,414) rentable square feet of
                                      space located in the building ("Building B") commonly
                                      known as 3260 Bayshore Boulevard and (iii)
                                      approximately sixty-five thousand nine hundred eighty-
                                      seven (65,987) rentable square feet of space located in the building ("Building C") commonly known as 3240
                                      Bayshore Boulevard.  The Premises is located in the City
                                      of Brisbane, State of California.

Premises Address:                     3280, 3260 and 3240 Bayshore Blvd., Brisbane,
                                      California  94005

                                      v.

Project:                              That certain office business park commonly known as
                                      Brisbane Technology Park, and more particularly described
                                      in Exhibit B, attached hereto.  The Project shall consist of
                                         ---------
                                      Building A, Building B and Building C, adjacent parking
                                      areas, landscaping and related improvements and will
                                      contain approximately one hundred eighty-three thousand
                                      two hundred eighty-four (183,284) rentable square feet of
                                      space.

Tenant's Project Percentage:          A percentage equal to the rentable square footage of the
                                      Project divided by the rentable square footage of the
                                      Premises.  As of the Commencement Date, Tenant's
                                      Project Percentage is one hundred percent (100%).

Building A Commencement Date:         The earlier of (A) the one hundred thirtieth (130th) day
                                      after Landlord substantially completes the Building A Shell
                                      (as defined in the Work Letter) and delivers possession of the Building A Shell to Tenant or (B) the date Tenant
                                      commences its business operations within the Building A
                                      Premises.

Building B Commencement  Date:        The earlier of (A) the one hundred thirtieth (130th) day
                                      after Landlord substantially completes the Building B Shell
                                      (as defined in the Work Letter) and delivers possession of the Building B Shell to Tenant or (B) the date Tenant
                                      commences its business operations within the Building B
                                      Premises.

Building C Commencement Date:         The earlier of (A) the one hundred thirtieth (130th) day
                                      after Landlord substantially completes the Building C Shell
                                      (as defined in the Work Letter) and delivers possession of the Building C Shell to Tenant or (B) the date Tenant
                                      commences its business operations within the Building C
                                      Premises.

Building A Term:                      One hundred twenty (120) full calendar months and any
                                      partial calendar month at the commencement of the
                                      Building A Term

Building B Term:                      One hundred thirty-two (132) full calendar months and any
                                      partial calendar month at the commencement of the
                                      Building B Term

Building C Term:                      One hundred forty-four (144) full calendar months and any
                                      partial calendar month at the commencement of the
                                      Building C Term

                                      vi.

Initial Base Rent:                    Two Dollars ($2.00) per square foot per month (subject to
                                      adjustment pursuant to Paragraph 3.A.(ii))

Security Deposit:                     Four Million Three Hundred Ninety-Eight Thousand Eight Hundred
                                      Sixteen Dollars ($4,398,816.00) (subject to
                                      adjustment pursuant to Paragraph 28)

Landlord's Broker:                    BT Commercial Real Estate (Mr. Mike Connor and Mr.
                                      Randy Keller)

Tenant's Broker:                      BT Commercial Real Estate (Mr. Robert Baumann and
                                      Ms. Taylor Milsal)

                           BRISBANE TECHNOLOGY PARK

                                     LEASE
                                     -----

     THIS LEASE (this "Lease"), dated as of November 29, 1999, is entered into by and between GAL-BRISBANE, L.P., a California limited partnership ("Landlord"), and SNOWBALL.COM, INC., a Delaware corporation ("Tenant").

1.   PREMISES

     A.   Leased Premises.  Landlord hereby leases to Tenant, and Tenant hereby
          ---------------
leases from Landlord, those certain premises (the "Premises") to be constructed in the Project (defined below) consisting of approximately one hundred eighty-three thousand two hundred eighty-four (183,284) rentable square feet of space, as shown on Exhibit A attached hereto. The Premises consists of: (i)
            ---------
approximately fifty-five thousand eight hundred eighty-three (55,883) rentable square feet of space (the "Building A Premises") located in Building A (defined in the Lease Summary) and commonly known as 3280 Bayshore Boulevard, Brisbane, California, (ii) approximately sixty-one thousand four hundred fourteen (61,414) rentable square feet of space (the "Building B Premises") located in Building B (defined in the Lease Summary) and commonly known as 3260 Bayshore Boulevard, Brisbane, California and (iii) approximately sixty-five thousand nine hundred eighty-seven (65,987) rentable square feet of space (the "Building C Premises") located in Building C (defined in the Lease Summary) and commonly known as 3240 Bayshore Boulevard, Brisbane, California. Building A, Building B and Building C are hereinafter referred to collectively as the "Buildings," and each interchangeably as the "Building." The Premises are located within that certain office business park commonly known as Brisbane Technology Park (the "Project"), and more particularly described in Exhibit B attached hereto. The Project
                                   ---------
consists of the Buildings, adjacent parking areas, landscaping and related improvements. The total rentable square footage of the Project is approximately one hundred eighty-three thousand two hundred eighty-four (183,284) rentable square feet. The Project and the Buildings have not been fully constructed as of the date of this Lease.

     For the purposes of this Lease, the term "Premises" shall refer to the Building A Premises, the Building B Premises and/or the Building C Premises then leased to Tenant. For example, if the Building A Term commences prior to the Building B Term and the Building C Term (as each term is hereinafter defined) and the Building B Term commences prior to the Building C Term, then the term "Premises" shall mean as follows:

------------------------------------------------------  ----------------------------------------
                   Time Period                                        Area Included
                   -----------                                        -------------
------------------------------------------------------  ----------------------------------------
 Building A Commencement Date* up to (but not
 including) the Building B Commencement Date*            Building A Premises
------------------------------------------------------  ----------------------------------------
 Building B Commencement Date up to (but not
 including) the Building C Commencement Date*            Building A Premises and Building B
                                                         Premises
------------------------------------------------------  ----------------------------------------

                                       1.

------------------------------------------------------  ----------------------------------------
 Building C Commencement Date up to (and including)
 the Building A Expiration Date*                         Building A Premises, Building B
                                                         Premises and Building C Premises
------------------------------------------------------  ----------------------------------------
 The day after the Building A Expiration Date up to
 (and including) the Building B Expiration Date*         Building B Premises and Building C
                                                         Premises
------------------------------------------------------  ----------------------------------------
 The day after the Building B Expiration Date up to      Building C Premises
 (and including) the Building C Expiration Date*
------------------------------------------------------  ----------------------------------------

*As hereinafter defined.

     B.   Project Common Areas. Tenant's right to use the Project Common Areas
          --------------------
(as hereinafter defined) is a right in common with other tenants of the Project, if any. For purposes of this Lease, the term "Project Common Areas" shall mean all areas and facilities within the Project except for the Buildings, including, but not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, trash disposal facilities and similar areas, subject to the reasonable rules and regulations and changes therein from time to time made by Landlord governing the use of the Project Common Areas. Landlord shall at all times have exclusive control of the Project Common Areas and may at any time temporarily close any part thereof, exclude and restrain anyone from any part thereof, and/or temporarily or permanently change the size, configuration, composition and/or location of the Project Common Areas. Specifically, Landlord shall have the right from time to time during the Lease Term (as hereinafter defined) to (a) grant easements within the boundaries of the Project, (b) modify the parking areas and ingress and egress to and from the parking areas and the buildings located within the Project, (c) modify the directional flow of traffic in the Project, (d) make alterations or additions to the Buildings and any other buildings located within the Project, and (e) install, maintain, use, repair and replace pipes, ducts, conduits and wires, leading through, under or over the Premises to locations serving other parts of the Project. Landlord also reserves the right to expand or contract the area of the Project, to make alterations thereof or additions thereto and to construct and install additional buildings and other improvements within the Project; provided, however that in such case, Tenant's Project Percentage (as hereinafter defined) shall be proportionately adjusted. In exercising any of the foregoing rights, (i) Landlord shall make commercially reasonable efforts to minimize any disruption of Tenant's business in the Premises, (ii) Landlord may not reduce the number of parking spaces located within the Project below six hundred twenty
(620) parking spaces unless required by law and (iii) Landlord shall not materially and adversely restrict or limit Tenant's access to the Premises.

     C.   Rentable Area
          -------------

          (i)  Calculations Based on Rentable Area.  Tenant acknowledges
               -----------------------------------
that the Building Shells (as defined in the Work Letter) are not constructed as of the date of this Lease and that the Base Rent and Additional Rent (each as hereinafter defined) and certain other items set forth in this Lease will be calculated based on the rentable area of the Premises and the rentable area of the Buildings.

                                       2.

          (ii)   Determination of Rentable Area.  Landlord's architect shall
                 ------------------------------
determine and certify the rentable area of the Premises and the Buildings in accordance with the Building Owners and Managers Association ("BOMA") definition American National Standard Z65.1-1996. Landlord shall notify Tenant in writing of the rentable areas of each Building as determined by Landlord's architect upon delivery of possession to Tenant of the portion of the Premises within that Building. Tenant shall have thirty (30) days from the date on which Landlord or Landlord's architect notifies Tenant in writing of the determination of the rentable area of the applicable Building to object to the determination made by Landlord's architect. If Tenant timely notifies Landlord of its objection, Tenant shall arrange for an architect selected by Tenant to remeasure the rentable area of the applicable Building in accordance with the BOMA standard referenced above.

          (iii)  Arbitration.  If Landlord and Tenant are unable to agree upon
                 -----------
the rentable area of the applicable Building within thirty (30) days after Tenant notifies Landlord of Tenant's objection to the determination made by Landlord's architect, Landlord and Tenant shall submit the matter to binding arbitration before a single neutral arbitrator in accordance with the provisions below. Until the matter has been resolved by the arbitrator, the Base Rent and Tenant's Project Percentage shall be calculated according to the rentable area of the Premises and the Building as calculated by Landlord's architect. The Base Rent and Tenant's Project Percentage shall be retroactively adjusted upon final determination of the rentable area of the Premises and the applicable Building.

                 (a)  Selection of Arbitrator.  Either party may initiate the
                      -----------------------
arbitration procedure by delivering a written notice of demand for arbitration to the other party. Within thirty (30) days after the other party's receipt of the written notice of demand for arbitration, the parties shall attempt to select a qualified arbitrator who is acceptable to both parties. Any potential arbitrator shall (i) be disinterested, have no conflict of interest and have no business or material social interaction with either of the parties for the prior five (5) years, (ii) be a licensed architect in California, and (iii) have at least five(5) years' experience. If the parties are unable to agree within that time upon an arbitrator who is acceptable to both parties, either party may request the American Arbitration Association to appoint the arbitrator in accordance with its Commercial Arbitration Rules.

                 (b)  Rules of Arbitration.  The matter shall be decided by
                      --------------------
arbitration in accordance with the applicable arbitration statutes and the then existing Commercial Arbitration Rules of the American Arbitration Association. The arbitrator shall apply California law relating to privileges and work product. Arbitration hearing(s) shall be conducted in San Mateo County, California. In rendering his or her award, the arbitrator shall set forth the reasons for his or her decision. This agreement to arbitrate any dispute shall be specifically enforceable under the prevailing arbitration law. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

                 (c)  Adjustment of Rent.  Upon the arbitrator's determination
                      ------------------
of the rentable areas of the Premises and applicable Building, the Base Rent and the Tenant's Project Percentage shall be retroactively adjusted as of the Commencement Date and Landlord and Tenant shall enter into a letter agreement to memorialize their agreement. If such adjustment results in an underpayment of Rent by Tenant, Tenant shall pay to Landlord the amount of such

                                       3.

underpayment within thirty (30) days after the determination thereof. If such adjustment results in an overpayment of Rent by Tenant, Landlord shall credit such overpayment against the next installment of Rent due under this Lease and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Rent.

                 (d)  Fees and Expenses.  The fees and expenses of the
                      -----------------
arbitrator pursuant to this Paragraph shall be shared equally by Landlord and Tenant.

                 (e)  Attorneys' Fees. Each party shall bear its own attorneys'
                      ---------------
fees incurred in the proceeding.

2.   LEASE TERM

     A.   Term
          ----

          (i)    Building A Term.  The term of this Lease as it applies to the
                 ---------------
Building A Premises shall be a period of approximately ten (10) years, commencing on the Building A Commencement Date (defined in Paragraph 2.B(i)) and ending, unless earlier terminated pursuant to the terms of this Lease, on the last day of the one hundred twentieth (120th) full calendar month after the Building A Commencement Date (the "Building A Expiration Date"). Such period, as the same may be extended pursuant to the terms hereof, shall be referred to hereinafter as the "Building A Term."

          (ii)   Building B Term.  The term of this Lease as it applies to the
                 ---------------
Building B Premises shall be a period of approximately eleven (11) years, commencing on the Building B Commencement Date (defined in Paragraph 2.B(ii)) and ending, unless earlier terminated pursuant to the terms of this Lease, on the last day of the one hundred thirty-second (132nd) full calendar month after the Building B Commencement Date (the "Building B Expiration Date"). Such period, as the same may be extended pursuant to the terms hereof, shall be referred to hereinafter as the "Building B Term."

          (iii)  Building C Term.  The term of this Lease as it applies to
                 ---------------
Building C Premises shall be a period of approximately twelve (12) years, commencing on the Building C Commencement Date (defined in Paragraph 2.B(iii)) and ending, unless earlier terminated pursuant to the terms of this Lease, on the last day of the one hundred forty-fourth (144th) full calendar month after the Building C Commencement Date (the "Building C Expiration Date"). Such period, as the same may be extended pursuant to the terms hereof, shall be referred to hereinafter as the "Building C Term."

          (iv)   Collectively.  The Building A Term, Building B Term and
                 ------------
Building C Term are individually or collectively sometimes referred to as the "Lease Term."

     B.   Commencement Date; Delivery Dates
          ---------------------------------

          (i)    Building A Commencement Date.  For purposes of this Lease,
                 ----------------------------
the term "Building A Commencement Date" shall be the earlier of (A) the one hundred thirtieth (130th) day after Landlord substantially completes the Building A Shell (as defined in the Work Letter) and delivers possession of the Building A Shell to Tenant or (B) the date Tenant commences its

                                       4.

business operations within the Building A Premises. The estimated completion date for the Building A Shell (the "Estimated Building A Shell Completion Date") is March 3, 2000.

          (ii)   Building B Commencement Date.  For purposes of this Lease, the
                 ----------------------------
term "Building B Commencement Date" shall be the earlier of (A) the one hundred thirtieth (130th) day after Landlord substantially completes the Building B Shell (as defined in the Work Letter) and delivers possession of the Building B Shell to Tenant or (B) the date Tenant commences its business operations within the Building B Premises. The estimated completion date for the Building B Shell (the "Estimated Building B Shell Completion Date") is March 24, 2000.

          (iii)  Building C Commencement Date.  For purposes of this Lease, the
                 ----------------------------
term "Building C Commencement Date" shall be the earlier of (A) the one hundred thirtieth (130th) day after Landlord substantially completes the Building C Shell (as defined in the Work Letter) and delivers possession of the Building C Shell to Tenant or (B) the date Tenant commences its business operations within the Building C Premises. The estimated completion date for the Building C Shell (the "Estimated Building C Shell Completion Date") is April 14, 2000.

          (iv)   Substantial Completion - Building Shells. Each Building Shell
                 ----------------------------------------
shall be deemed "substantially complete" when (i) Landlord's Contractor (as defined in the Work Letter) has substantially completed the Building Shell even though minor items may remain to be installed, finished or corrected and notwithstanding Tenant's delivery to Landlord of a "punchlist" of items that require correction, provided such minor items do not have any material effect on the ability of Tenant to utilize the Building Shell for its intended purpose or to construct the Tenant Improvements in the Building Shell, and (ii) Landlord's Architect (as defined in the Work Letter) has delivered to Tenant a written statement declaring (a) that the Building Shell is "substantially complete" in accordance with the terms of the Work Letter and (b) the date on which the Building Shell was substantially completed.

          (v)    Commencement Date; Expiration Date. For purposes of this Lease,
                 ----------------------------------
(i) the term "Commencement Date" shall refer to the earliest to occur of the Building A Commencement Date, the Building B Commencement Date or the Building C Commencement Date, and (ii) the term "Expiration Date" shall refer to the latest to occur of the Building A Expiration Date, the Building B Expiration Date or the Building C Expiration Date. The term "Estimated Shell Completion Date" shall mean the Estimated Building A Shell Completion Date, the Estimated Building B Shell Completion Date and/or the Estimated Building C Shell Completion Date, as applicable.

     C.   Commencement Date Memorandum.  Within ten (10) days after the
          ----------------------------
determination of each of the Building A Commencement Date, Building B Commencement Date and Building C Commencement Date, Landlord and Tenant shall execute a Commencement Date Memorandum in the form shown in Exhibit D attached
                                                            ---------
hereto.

     D.   Tenant's Access.  Upon written notice from Landlord that the Building
          ---------------
Shells have been completed to such extent as to allow Tenant to commence construction of the Tenant Improvements in the Building Shells, Tenant shall be allowed access to the Building Shells prior to their completion of the Building Shells for the purpose of constructing the Tenant Improvements provided that (i) Tenant's access and construction of the Tenant Improvements in

                                       5.

the Building Shell does not interfere with Landlord's completion of the Building Shells or occasion any labor dispute as a result and (ii) Tenant provides Landlord and Landlord's architect with twenty-four (24) hours' prior written notice of its intent to enter a Building Shell or perform any work in a Building Shell. Tenant assumes all risk of loss or damage to Tenant's machinery, equipment, fixtures and other personal property and the Tenant Improvements, and hereby agrees to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property and the Tenant Improvements, and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent arising out of Tenant's access or work, except for liability, loss or damage caused by Landlord's gross negligence or willful misconduct.

     E.   Failure to Deliver Possession.  If, for any reason, Landlord cannot
          -----------------------------
deliver possession of Building A, Building B or Building C to Tenant by the applicable Estimated Shell Completion Date, then except as otherwise specifically in Paragraph 3.D below, this Lease shall remain in effect, Landlord shall not be subject to any liability, and such failure shall not extend the expiration date of this Lease.

     F.   Ultimate Termination Date.  Notwithstanding anything to the contrary
          -------------------------
contained in this Lease, if Landlord fails to substantially complete and deliver possession of a Building Shell to Tenant within one (1) year after the applicable Estimated Shell Completion Date (the "Ultimate Shell Completion Date"), then this Lease shall automatically terminate with respect to Tenant's lease of space in that Building; provided, however, solely with respect to Tenant's right to terminate this Lease of space in any Building pursuant to this Paragraph 2.F, the Ultimate Shell Completion Date with respect to each Building shall be extended one day for each day of a Tenant Delay associated with that Building.

3.   RENT

     A.   Base Rent
          ---------

          (i)    Initial Base Rent.  Commencing on the Commencement Date, and
                 -----------------
continuing thereafter until the Expiration Date or earlier termination of this Lease, Tenant shall pay to Landlord base rent (the "Base Rent") for the Premises in the amount of Two Dollars ($2.00) per month per rentable square foot of the Premises then subject to the Lease. Base Rent shall be paid in advance on the first day of each calendar month, in lawful money of the United States, without abatement, deduction, claim, offset, prior notice or demand except as otherwise specifically provided in this Lease. Tenant shall pay to Landlord the first full calendar month's Base Rent for Building A upon execution of this Lease.

          (ii)   Adjustments. The Base Rent shall be increased on the first
                 -----------
(1st) day of the thirteenth (13th) month after the Commencement Date and on each anniversary of the Commencement Date thereafter until the Expiration Date (each, an "Adjustment Date") to reflect any increases in the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers, All Items (1982-1984 = 100) San Francisco/Oakland Area (the "Index") as follows: The increased Base Rent to become effective on any Adjustment Date

                                       6.

by a fraction, the numerator of which is the most recently published Index prior to the Adjustment Date and the denominator of which is the most recently published Index prior to the Commencement Date or the last prior Adjustment Date, as the case may be, provided, however, that the percentage increase in the Base Rent on any Adjustment Date shall not be greater than six percent (6%) or less than three percent (3%) of the Base Rent in effect immediately prior to such Adjustment Date.

     B.   Additional Rent.  All monies other than Base Rent that Tenant is
          ---------------
required to pay under this Lease, including, without limitation, a portion of repair and maintenance charges pursuant to Paragraph 8, Real Property Taxes pursuant to Paragraph 10, insurance premiums pursuant to Paragraph 11 and Operating Expenses pursuant to Paragraph 12, shall be deemed "Additional Rent" and shall be paid to Landlord as provided in this Lease. The term "Rent" as used herein shall refer to Base Rent plus any Additional Rent. All Rent shall be paid to Landlord at Landlord's address set forth in the Lease Summary or at such other place designated by Landlord in a written notice to Tenant.

     C.   Prorations.  If the Commencement Date is not the first (1st) day of a
          ----------
calendar month, or if the expiration date of this Lease is not the last day of a calendar month, Base Rent due for the fractional month during which this Lease commences or expires shall be prorated on the basis of a thirty (30) day month. If the rentable square footage of the Premises changes in accordance with Paragraph 1.A of this Lease on other than the first day of a calendar month, then the Base Rent for such calendar month shall be equitably allocated on a per diem basis, based on the number of days in such calendar month.

     D.   Delays
          ------
          (i)  Tenant Delay. If Landlord fails to substantially complete and
               ------------
deliver possession of the Building A Shell, the Building B Shell and/or the Building C Shell to Tenant by the applicable Estimated Shell Completion Date for such Building as a result of a Tenant Delay and, as a result, the Building A Commencement Date, the Building B Commencement Date and/or the Building C Commencement Date is delayed, then (i) the Building A Commencement Date shall be the day on which the Building A Commencement Date would have occurred but for the Tenant Delay, as reasonably determined by Landlord, (ii) the Building B Commencement Date shall be the day on which the Building B Commencement Date would have occurred but for the Tenant Delay, as reasonably determined by Landlord, and (iii) the Building C Commencement Date shall be the day on which the Building C Commencement Date would have occurred but for the Tenant Delay, as reasonably determined by Landlord.

          (ii) Landlord Delay. Notwithstanding anything to the contrary
               --------------
contained in Paragraph 2.E, (a) if Landlord fails to substantially complete and deliver possession of the Building A Shell to Tenant by the ninetieth (90th) day after the Estimated Building A Shell Completion Date (which Estimated Shell Completion Date shall be extended one (1) day for each day of a Tenant Delay and each day that Landlord is precluded from performing Landlord's Work as a result of an event of Force Majeure), then the Base Rent for the Building A Premises shall abate after the Building A Commencement Date one (1) day for each day of such delay, (b) if Landlord fails to substantially complete and deliver possession of the Building B Shell to Tenant by the ninetieth (90th) day after the Estimated Building B Shell Completion Date (which

                                       7.

Estimated Shell Completion Date shall be extended one (1) day for each day of a Tenant Delay and each day that Landlord is precluded from performing Landlord's Work as a result of an event of Force Majeure), then the Base Rent for the Building B Premises shall abate after the Building B Commencement Date one (1) day for each day of such delay, and (c) if Landlord fails to substantially complete and deliver possession of the Building C Shell to Tenant by the ninetieth (90th) day after the Estimated Building C Shell Completion Date (which Estimated Shell Completion Date shall be extended one (1) day for each day of a Tenant Delay and each day that Landlord is precluded from performing Landlord's Work as a result of an event of Force Majeure), then the Base Rent for the Building C Premises shall abate after the Building C Commencement Date one (1) day for each day of such delay.

4.   CONDITION OF PREMISES

     Landlord shall deliver possession of each Building Shell to Tenant in the condition required pursuant to the Work Letter. Tenant shall have one (1) year from the delivery of each Building Shell in which to notify Landlord in writing of any defects in such Building Shell (or the building systems contained therein). If Tenant fails to notify Landlord in writing of any defect in such Building Shell (or the building systems contained therein) within the one (1) year period referenced above, that Building Shell shall be deemed to have been delivered to Tenant in good condition and repair and in compliance with all applicable Laws (defined in Paragraph 5.B.(i)). Tenant acknowledges that, except as expressly provided in this Lease, neither Landlord nor Landlord's authorized agents, partners, members, subsidiaries, directors, officers and/or employees (collectively, "Landlord's Agents") have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or Landlord's Agents agreed to undertake any Alterations (defined below in Paragraph 7) or construct any Tenant Improvements to the Premises.

5.   USE

     A.  Tenant's Use.  Tenant shall use the Premises solely for office,
         ------------
administration, research and development, manufacturing and warehousing purposes and any other legal purpose permitted by the City of Brisbane, California, and shall not use the Premises for any other use or purpose.

     B.  Compliance with Laws and Project Rules and Regulations
         ------------------------------------------------------

         (i) Laws
             ----

             (a) Tenant's Compliance. Tenant shall not use the Premises or
                 -------------------
suffer or permit anything to be done in or about the Premises which shall in any way conflict with the requirements of any covenants, conditions and/or restrictions of record, or with any law, statute, zoning restriction, ordinance, order, rule, regulation or requirement of any duly constituted public authorities (including, without limitation, state, municipal, county and federal governments and their departments, bureaus, boards and officials), whether now in force or which may hereafter be in force, applicable to the condition, use or occupancy of the Premises whether or not any condition or occupancy is related to Tenant's particular use of the Premises (collectively, "Laws"), including, without imitation, (i) the San Bruno Mountain Area Habitat

                                       8.

Conservation Plan, as amended (the "HCP") and (ii) that certain Declaration of Covenants and Restrictions on Real Property on San Bruno Mountain. Throughout the Lease Term, Tenant shall, at its own cost and expense, promptly and properly observe and comply with all Laws, including, without limitation, the making by Tenant of any Alteration (as defined in Paragraph 7) to the Premises or any change to the Tenant Improvements as may be necessitated by such Laws, including, without limitation, all applicable building codes, Title III of the Americans with Disabilities Act and all state and local accessibility requirements (collectively, the "Accessibility Requirements") and Title 24 of the California Code of Regulations, as such may be amended from time to time.

             (b) Landlord's Compliance. Landlord shall construct the Building
                 ---------------------
Shells in compliance with all Laws. In addition, Landlord shall maintain the Project Common Areas and perform Landlord's maintenance and repair obligations pursuant to Paragraph 8.A of this Lease in compliance with all Laws, including, without limitation, all applicable building codes, Accessibility Requirements and Title 24 of the California Code of Regulations, as such may be amended from time to time.

          (ii) Rules and Regulations. Tenant shall comply with the Rules and
               ---------------------
Regulations of the Project which are attached hereto as Exhibit E, as the same
                                                        ---------
may be modified and amended from time to time by Landlord in its reasonable discretion (the "Rules and Regulations"). In the event of any conflict between the Rules and Regulations and the Lease, this Lease shall control.

     C.   Hazardous Materials
          -------------------

          (1)   Definition. As used herein, the term "Hazardous Material" shall
                ----------
mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, ordinance, rule, directive or order or any amendments thereto (hereinafter referred to as "Environmental Laws") including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (41 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; (iv) which contains gasoline, diesel fuel or other petroleum hydrocarbons; (v) which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (vi) radon gas.

          (ii)  Existing Environmental Condition. Tenant acknowledges and agrees
                --------------------------------
that Tenant has received and reviewed a copy of that certain report entitled "Updated Level One Environmental Site Assessment" dated January 7, 1999, prepared by Lumina Technologies.

          (iii) Indemnity.  Tenant shall not, without the prior written consent
                ---------
of Landlord, store, use, generate, transport, dispose or release any Hazardous Materials on, in, under or about the Premises or any portion of the Project; provided, however, that Tenant may

                                       9.

use and store on the Premises limited quantities of commonly used standard office and janitorial supplies containing chemicals categorized as Hazardous Materials so long as Tenant uses, stores and disposes of all such Hazardous Materials in strict compliance with all Environmental Laws and prudent business practices. In addition, Tenant shall comply with all guidelines contained in the HCP with respect to the use, storage and release of pesticides in or on the Project. Tenant shall be solely responsible for and shall indemnify, defend and hold harmless Landlord and Landlord's Agents from and against all claims, demands, judgments, losses, expenses, costs and liabilities, including fees and costs of attorneys and consultants and engineers (collectively, "Liabilities"), arising out of or in any way relating to the storage, use, generation, transportation, disposal or release of any Hazardous Material by Tenant and/or Tenant's affiliates (defined as any entity which controls, is controlled by or under common control with Tenant), subsidiaries, divisions, officers, directors, partners, employees, agents, contractors, invitees, subtenants or assignees (collectively, "Tenant's Agents") in, on, under or about the Premises or any portion of the Project, including, without limitation, any Liabilities arising out of or in any way relating to any investigation, testing, removal, clean-up and/or restoration services, work, materials and equipment necessary to return the Project (or any part thereof) to its condition existing prior to the use, storage, generation, transport, disposal or release by Tenant or Tenant's Agents of any Hazardous Material in, on, under or about the Premises or the Project, and to otherwise satisfactorily investigate and remediate the contamination arising therefrom. If at any time during or after the Lease Term Tenant becomes aware of any inquiry, investigation, administrative proceeding or judicial proceeding by any governmental agency regarding the storage, use or disposition of any Hazardous Materials by Tenant or Tenant's Agents in, on, under or about the Premises or the Project, Tenant shall, within five (5) days after first learning of such inquiry, investigation or proceeding, give Landlord written notice advising Landlord of the same. Tenant's obligations under this Paragraph 5.C.(iii) shall survive the expiration and/or earlier termination of this Lease.

6.   ASSIGNMENT AND SUBLETTING

     A.   Landlord's Consent.  Except as otherwise provided in Paragraph 6.H
          ------------------
below, Tenant shall not assign this Lease, sublease all or any portion of the Premises or mortgage or hypothecate this Lease or all or any portion of Tenant's interest in this Lease or the Premises (each, a "Transfer") without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Transfer without Landlord's prior written consent shall be void and confer no rights upon any third party. If Tenant attempts a Transfer without Landlord's prior written consent, Landlord may (i) terminate this Lease, or (ii) accept rent from the purported subtenant or assignee (each, a "Transferee") and apply such rent against Tenant's Base Rent and Additional Rent obligations under this Lease. No such acceptance of rent shall be deemed an express or implied waiver of Tenant's breach of this Paragraph 6.A. unless such waiver is in writing and signed by Landlord, and Landlord reserves all rights and remedies arising with respect to such breach by Tenant, including, without limitation, the right to terminate this Lease. Such acceptance of rent from a purported Transferee shall not be construed to constitute a consent to the purported Transfer or to give the purported Transferee a right of possession with respect to the Premises.

     B.   Transferee Form. Each Transfer shall be by an instrument in writing in
          ---------------
a form satisfactory to Landlord, and shall be executed by Tenant and Transferee. Tenant and the

                                      10.

proposed Transferee shall agree in writing, for the benefit of Landlord, to be jointly and severally liable for all costs and expenses in connection with any obligation to install or construct any Alterations to the Premises or improvements to other portions of the Project that may be required by any Laws (including any Accessibility Requirements) as a result of such proposed Transfer. Each Transferee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Transfer unless Landlord specifically grants such release in writing.

     C.   No Waiver. Consent by Landlord to one Transfer shall not be deemed to
          ---------
be a consent to any subsequent Transfer.

     D.   Information to be Furnished. If Tenant desires at any time to Transfer
          ---------------------------
the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Transferee; (ii) the nature of the proposed Transferee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Transfer and a copy of the proposed Transfer agreement and related agreements;
(iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Transferee. Tenant shall reimburse Landlord, as Additional Rent, for all reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to a Transfer.

     E.   Landlord's Alternatives.
          -----------------------
          (i)  Alternatives.  At any time within fifteen (15) days after
               ------------
Landlord's receipt of the information specified in Paragraph 6.D., Landlord may, by written notice to Tenant, elect: (a) to terminate this Lease and recapture the entire Premises, in the event of an assignment, or the portion of the Premises that Tenant proposes to sublease, in the event of a sublease, in which event this Lease shall terminate as to the subleased space and Tenant shall surrender to Landlord the portion of the Premises that Landlord has elected to recapture as of the date specified in Landlord's election notice (which in no event shall be less than thirty (30) nor more than one hundred twenty (120) days following the date of Landlord's election notice); (b) to consent to the Transfer by Tenant; or (c) to refuse its consent to the Transfer, in which case Landlord shall specify the reasons for its refusal in Landlord's election notice. If Landlord fails to elect any of the alternatives set forth in Paragraph 6.E.(i)(a) through Paragraph 6.E.(i)(c) above within the fifteen (15) day period, it shall be deemed that Landlord has consented to the Transfer, and this Lease shall remain in full force and effect. If Landlord proceeds with Paragraph 6.E.(i)(b) and consents to the Transfer, Tenant may thereafter enter into a valid Transfer of the Premises or portion thereof, upon the terms and conditions and with the proposed Transferee set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 6.D., subject, however, to the conditions that (i) during the first thirty-six (36) months after the Commencement Date, any excess of the Subrent (defined below) over the Rent required to be paid by Tenant hereunder, less Tenant's reasonable Transfer Costs, shall be paid to Landlord and (ii) during any time after the thirty-sixth
(36th) month after the Commencement Date until the Expiration Date or later termination of this Lease pursuant to the Addendum attached hereto, Tenant shall pay to Landlord fifty percent (50%) of any excess of the Subrent over the rent required to be paid by

                                      11.

Tenant hereunder, less Tenant's reasonable Transfer Costs. For the purposes of the foregoing, the term "Transfer Costs" shall mean (i) all actual costs and expenses paid by Tenant in connection with the Transfer, including the amortized cost of any alterations or leasehold improvements made by Tenant in connection with the proposed Transfer which were not paid for out of the Tenant Improvement Allowance or the Additional Tenant Improvement Allowance, amortized on a straight line basis, without interest, over the term of this Lease, in the event of an assignment, and the term of the proposed Transfer, in the event of a sublease, and (ii) any leasing commissions paid by Tenant incidental to such Transfer, but not including vacancy costs or the cost of any alterations or leasehold improvements made to the Premises other than those performed in connection with the Transfer. Any such Subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Base Rent payable to Landlord hereunder pursuant to Paragraph 3.A.

          (ii)  Limitation on Recapture. Notwithstanding anything to the
                -----------------------
contrary contained in Paragraph 6.E(i), in connection with a proposed sublease by Tenant, Landlord may exercise its right to terminate this Lease as to the portion of the Premises that Tenant proposes to sublease and recapture said space only if (a) the portion of the Premises that Tenant proposes to sublease in the Project, when combined with all of the other space in the Project that is subleased by Tenant, comprises more than fifty percent (50%) of the total rentable square footage in the Project or (b) the term of the proposed sublease expires during the last twelve (12) months of the term of this Lease for the Building in which the proposed portion of the Premises to be sublet is located (or during the last twelve (12) months of any extension term relating to such space to the extent Tenant has previously exercised its option to extend the term of this Lease with respect to such space). For example, if (i) Tenant proposes to sublease ten thousand (10,000) rentable square feet of space in Building A, (ii) at the time Tenant proposes to sublease said space Tenant currently is subleasing ninety thousand (90,000) rentable square feet of space in the Project to one or more subtenants, and (iii) the total rentable square footage in the Project is one hundred eighty three thousand two hundred eighty-four (183,284) rentable square feet, then Landlord shall have the right to recapture the portion of the Premises that Tenant proposes to sublease (i.e., 10,000 rsf) regardless of the term of the proposed sublease. Alternatively, if
(i) Tenant proposes to sublease ten thousand (10,000) rentable square feet of space in Building A, (ii) at the time Tenant proposes to sublease said space Tenant currently is subleasing fifty thousand (50,000) rentable square feet of space in the Project to one or more subtenants, and (iii) the total rentable square footage in the Project is one hundred eighty three thousand two hundred eighty-four (183,284) rentable square feet, then Landlord shall have the right to recapture the portion of the Premises that Tenant proposes to sublease (i.e., 10,000 rsf) only if the term of the proposed sublease expires during the last twelve (12) months of the Building A Term.

     F.   Executed Counterpart.  No Transfer shall be valid nor shall any
          --------------------
Transferee take possession of the Premises until an executed counterpart of the Transfer agreement has been delivered to Landlord.

     G.   Definitions. The following terms as used herein shall have the
          -----------
following meanings:

                                      12.

          (i)  Subrent.  The term "Subrent" shall mean any consideration of
               -------
any kind received, or to be received, by Tenant from a Transferee if such sums are related to Tenant's interest in this Lease or in the Premises.

          (ii) Subtenant.  The term "Subtenant" shall mean the person or entity
               ---------
with whom a Sublet agreement is proposed to be or is made.

     H.   No Consent Required.  Notwithstanding anything to the contrary
          -------------------
contained in this Lease, Tenant shall have the right to assign this Lease or sublet all or a portion of the Premises without Landlord's consent (but with thirty (30) days' prior written notice to Landlord) to (i) an Affiliate, (ii) any entity resulting from a merger or consolidation with Tenant, or (iii) any entity acquiring all or substantially all of the stock or assets of Tenant (each hereinafter referred to as a "Permitted Transferee"). For purposes of this Paragraph 6, an "Affiliate" is defined as (i) an entity that directly or indirectly controls, is controlled by or is under common control with Tenant or
(ii) an entity at least a majority of whose economic interest is owned by Tenant; and "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations. Unless Tenant does not survive as an entity as a result of a transaction with a Permitted Transferee, no assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Base Rent and Additional Rent hereunder.

7.   ALTERATIONS

     A.   Consent to Alterations.  Tenant shall not make or permit any
          ----------------------
modifications, additions or improvements in, on or about the Premises, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, fixtures, window and wall covering and carpentry installations (collectively, "Alterations"), without the prior written consent of Landlord. Notwithstanding the foregoing, Tenant shall have the right to make nonstructural Alterations costing in the aggregate not more than Twenty-Five Thousand Dollars ($25,000) per Building in any twelve (12) month period without Landlord's prior consent, provided that such Alterations (i) are not visible from any point outside of the Buildings, (ii) do not involve or require changes to the basic building system facilities (e.g., HVAC compressors or fans, master electrical panel) of the Buildings and (iii) do not affect the structure of the Buildings. Landlord shall not unreasonably withhold its consent to any nonstructural Alterations provided that the nonstructural Alterations are not visible from any point outside of the Buildings, do not involve or require changes to the basic building system facilities (e.g., HVAC compressors or fans, master electrical panel) of the Buildings and do not affect the structure of the Buildings. Tenant shall not modify any basic building system facilities or structural components of the Buildings without Landlord's consent, which consent may be withheld by Landlord in its sole and absolute discretion. Tenant shall request Landlord's consent in writing and shall deliver Tenant's written request to Landlord with reasonably detailed plans and specifications for the proposed Alterations prepared at Tenant's expense by a licensed architect or engineer, together with a list of the contractors that Tenant would like to use to install the subject Alteration(s). Landlord shall consent to or disapprove the Alterations proposed by Tenant within ten (10) business days after Landlord's receipt of Tenant's written request and a copy of Tenant's proposed plans and specifications and list of proposed contractors. If Landlord fails to respond to Tenant's written request for Landlord's consent to Tenant's proposed Alterations within the above-referenced ten

                                      13.

(10) business day period, Landlord shall be deemed to have disapproved Tenant's request. Additionally, Landlord shall have the right to pre-approve all contractors selected by Tenant to construct and install the Alterations. Tenant shall reimburse Landlord for Landlord's reasonable charges for reviewing and approving or disapproving any request for an Alteration, including the plans and specifications thereof proposed by Tenant.

     B.  General Conditions for Alterations.  All Alterations shall be
         ----------------------------------
installed at Tenant's sole expense, in compliance with all applicable Laws and in accordance with the plans and specifications delivered to and approved by Landlord; provided, however, that neither Landlord's acceptance nor approval of any such plans and specifications shall imply that Landlord in any way covenants or warrants that the same are safe or that they comply with applicable Laws. All Alterations shall be performed in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Premises or the Project. The workmanship and materials used in all Alterations shall be of a quality equal to or exceeding that used generally throughout the Project. Tenant shall indemnify and hold harmless Landlord and Landlord's Agents from any and all Liabilities incurred by Landlord and/or Landlord's Agents as a result of any defects in the design, materials or workmanship of the Alterations, and/or failure of Tenant or Tenant's Agents to comply with applicable Laws, including, without limitation, all applicable Accessibility Requirements.

     C.  Notice and Liens.  Tenant shall notify Landlord in writing at least
         ----------------
twenty (20) days prior to the commencement of any work on Alterations approved by Landlord, and Landlord shall be entitled to post and record Notices of Nonresponsibility or other notices deemed proper before the commencement of such work. If Tenant fails to cause any lien filed against the Premises in connection with any work performed or claimed to have been performed by or at the direction of Tenant to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days from the date of such filing, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amount as Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees, with interest thereon at an interest rate of ten percent (10%) per annum from the date of payment by Landlord.

     D.  Removal of Alterations.  Landlord may require Tenant to remove any
         ----------------------
Alterations that, in Landlord's reasonable judgment, are "Non-General Purpose Office Improvements," meaning improvements which by their design, nature and layout would not be usable by a replacement tenant for general office purposes, such removal to be upon the termination of Tenant's lease of that portion of the Premises in which the Alterations that are Non-General Purpose Office Improvements are to be constructed. Landlord shall notify Tenant within ten
(10) days after Landlord receives the plans and specifications for any proposed Alteration or, if Tenant is not required to obtain Landlord's consent to the Alteration, within ten (10) days after Tenant notifies Landlord in writing of its intent to make an Alteration, as to whether the Alteration constitutes a Non-General Purpose Office Improvement and as to whether Tenant will be required to remove the proposed Alteration upon the termination of Tenant's lease of that portion of the Premises in which the Alteration is to be constructed. If Landlord so notifies Tenant within said ten (10)-day period, then Tenant shall remove the proposed Alteration and to repair or restore any damage caused by the installation and removal of such Alteration at the

                                      14.

expiration or earlier termination of Tenant's lease of that portion of the Premises in which the Alteration is constructed, all at Tenant's sole cost and expense; provided, however, Tenant shall only be required to remove those Alterations which are specified in Landlord's notice. Tenant shall fully and promptly repair all damage caused by the removal of Alterations from the Premises.

     E. Maintenance of Alterations. Notwithstanding any other provision of this
        --------------------------
Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations to the Premises made by Tenant, or by Landlord at Tenant's expense.

8.   REPAIR AND MAINTENANCE

     A. Landlord. Landlord, at its expense, shall keep in good order, condition
        --------
and repair the foundations of the Buildings, the concrete subfloors and structural components of the Buildings, the exterior or bearing walls of the Buildings (excluding the interior finish surface thereof), and the roof structures on the Buildings; provided, however, that any damage thereto caused by the gross negligence or willful acts or omissions of Tenant or Tenant's Agents, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by any Alterations made by or for Tenant, shall be at Tenant's sole expense. In addition, Landlord shall be responsible for maintaining the roof membranes of the Buildings and the outside landscaping of the Project in good condition and repair, the cost of which shall constitute an Operating Expense under this Lease. Landlord, at Tenant's sole cost and expense, shall enter into regularly scheduled maintenance/service contracts for servicing the elevators within the Buildings unless Landlord elects for Tenant to do so pursuant to Paragraph 8.B below. Also at Tenant's cost and expense, Landlord shall enter into regularly scheduled preventive maintenance/service contracts with maintenance contractors acceptable to Landlord for servicing all hot water and heating and air conditioning (the "HVAC") systems and equipment in the Premises. It is an express condition precedent to all obligations of Landlord to repair and maintain the Buildings that Tenant shall have notified Landlord in writing of the need for any such repairs or maintenance. There shall be no abatement of Rent during the performance of Landlord's obligations under this Paragraph 8.A., nor shall Landlord be liable to Tenant for any damage that may result from interruption of Tenant's use of the Premises during the period that Landlord is performing the maintenance and repairs required hereunder; provided, however Landlord shall use commercially reasonable efforts in the performance of its obligations pursuant to this Paragraph 8.A. to minimize any interference with Tenant's normal business operations.

     B. Tenant. Except for the portions of the Premises expressly required to be
        ------
maintained by Landlord under Paragraph 8.A., Tenant, at Tenant's sole cost and expense, shall maintain the Premises and the Buildings in which the Premises is located in good order, condition and repair, including, without limitation, subfloors (other than concrete) and floor coverings, walls (other than exterior or bearing walls) and wall coverings, mechanical, electrical and plumbing systems, doors and windows. In addition, if Tenant leases all of the rentable space located within any of the Buildings, Landlord may require Tenant to enter into regularly scheduled preventive maintenance/service contracts with maintenance contractors acceptable to Landlord for servicing the elevators in such Buildings and provide to Landlord a copy of the maintenance/services contract and written service reports on the elevators on an annual basis. If,

                                      15.

in the reasonable judgment of Landlord, Tenant fails to maintain the Premises and the Buildings in which the Premises is located in good order, condition and repair, Landlord shall have the right to perform such maintenance, repairs or refurbishing at Tenant's expense. In addition, Tenant shall, at its own expense, provide, install and maintain in good condition all of its trade fixtures, furniture, equipment and other personal property ("Tenant's Personal Property") required in the conduct of its business in the Premises. If any condition arises in the Premises or the Project which may be unsafe or dangerous to persons or property in the Project, Tenant shall immediately notify Landlord of such condition.

     C. Waiver. Tenant waives the provisions of Sections 1941 and 1942 of the
        ------
California Civil Code and any similar or successor Laws regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

9.   UTILITIES AND SERVICES

     A. Tenant's Obligations. Tenant shall be responsible for and promptly shall
        --------------------
pay all charges for gas, electricity, water, telephone and telephone cabling, HVAC, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in the Premises during the Lease Term, together with any and all taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except to the extent resulting from the gross negligence or willful misconduct of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease or withhold Rent due hereunder. Notwithstanding the foregoing, to the extent that Landlord receives insurance proceeds under its insurance policy as a result of the interruption in utilities to compensate Landlord for lost Rent under this Lease, then the Rent due hereunder will be abated by such amount.

     B. Tenant to Pay Share of Expenses. If any utilities or services described
        -------------------------------
in Paragraph 9.A. above are not separately metered to Tenant or are contracted for by Landlord, then Tenant shall pay, as Additional Rent, a reasonable proration of the costs of such utilities and services, including the cost of installing metering devices. Tenant shall pay such prorated amount of such costs on the first day of the calendar month following receipt of Landlord's itemized bill therefor, but not sooner than fifteen (15) days following receipt.

10.  REAL PROPERTY TAXES

     A. Payment by Tenant. Commencing with the Commencement Date, Tenant shall
        -----------------
pay to Landlord, as Additional Rent, Tenant's Project Percentage of all Real Property Taxes (as hereinafter defined). Tenant shall pay Tenant's Project Percentage of such Real Property Taxes in the manner provided in Paragraph 12 below.

     B. Real Property Taxes. For purposes of this Lease, "Real Property Taxes"
        -------------------
shall mean any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax of any nature imposed upon or with respect to the Premises or the Project or any part thereof (other than net income, estate, succession, inheritance, transfer or franchise taxes of Landlord) (collectively, "tax"), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or

                                      16.

division thereof, whether such tax is: (i) determined by the area of the Premises or Project or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) levied or assessed upon any legal or equitable interest of Landlord in the Project or the Premises or any part thereof; (iii) levied or assessed upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes imposed on or with respect to the Project or the Premises, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. The cost and expenses of contesting the amount or validity of any of the foregoing taxes shall be included in Real Property Taxes. Real Property Taxes shall also include all new and increased assessments, taxes, fees, levies and charges which may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal, libraries, street lighting, police services, and for other governmental services, or any gross or net rental income tax.

     C. Tax on Improvements. Without limiting the generality of Paragraph 10.B,
        -------------------
Tenant shall pay any increase in Real Property Taxes resulting from any and all Alterations placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

     D. Proration. Tenant's liability to pay Real Property Taxes shall be
        ---------
prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Lease Term. With respect to any assessments which may be levied against or upon the Premises, or which under the Laws then in force may be evidenced by improvement bonds or other bonds or may be paid in annual installments, only the amount of the annual installment due each year (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises for such year.

     E. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes
        -----------------------
assessed or levied against Tenant's Personal Property. When possible, Tenant shall cause Tenant's Personal Property to be assessed and billed separately from the real and/or personal property of Landlord.

     F. Right to Contest Real Estate Taxes. So long as Tenant leases one hundred
        ----------------------------------
percent of the Project, Tenant shall have the right to contest Real Property Taxes levied against the Project. If Tenant desires to contest any Real Property Taxes, Tenant shall provide Landlord written notice thereof, which notice shall expressly state that if Landlord does not contest such Real Property Taxes, Tenant intends to do so. If Landlord fails to notify Tenant within ten (10) business days following Landlord's receipt of Tenant's written notice (or such shorter time if the deadline for filing any such contest is sooner) that Landlord intends to contest the Real Property Taxes, then Tenant shall have the right to contest those Real Property Taxes identified by Tenant in its written notice to Landlord; provided, however, that Tenant shall timely pay all contested Real Property Taxes notwithstanding the pendency of any such contest. Tenant shall notify Landlord in writing of the commencement of any contest within five (5) days after the commencement of any such contest.

                                      17.

11.  INSURANCE

     A.  Indemnification
         ---------------

         (i)   Tenant's Indemnification of Landlord. Tenant hereby agrees to
               ------------------------------------
indemnify, defend and hold harmless the Premises, Landlord, Landlord's Agents and Landlord's lenders, from and against any and all Liabilities arising out of or in any way relating to, involving, or in dealing with, the Premises during the term of the Lease, the conduct of Tenant's business, any default or breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease, the use or occupancy of the Premises or any part of the Project by Tenant, or by the acts or omissions of Tenant or Tenant's Agents, except to the extent caused by the gross negligence or willful misconduct of Landlord, Landlord's Agents and Landlord's lenders, Tenant's indemnification obligations with respect to Hazardous Materials shall be pursuant to Paragraph 5.C of this Lease.

         (ii)  Landlord's Indemnification of Tenant. Landlord hereby agrees to
               ------------------------------------
indemnify, defend and hold harmless Tenant and Tenant's Agents from any and all Liabilities arising out of or in any way relating to, involving, or in dealing with, any part of the Project, to the extent such Liabilities are caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents.

     B.  Tenant's Insurance. Tenant agrees to maintain in full force and effect
         ------------------
at all times during the Lease Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

         (i)   Worker's Compensation. Worker's compensation in an amount equal
               ---------------------
to the statutory requirements then in effect.

         (ii) Employer's Liability. Employer's liability in an amount not less than One Million Dollars ($1,000,000.00) per accident for bodily injury or disease.

         (iii) Automobile Liability. Automobile liability insurance (ISO form CA
               --------------------
0001 (Ed. 1/87), code 1 or its equivalent) for each vehicle owned, leased or rented by Tenant in connection with its business, in an amount not less than Five Million Dollars ($5,000,000.00) per accident for bodily injury and property damage, naming Landlord as additional insured.

         (iv)  General Liability. Commercial general liability insurance (ISO
               -----------------
occurrence form CG 0001 or its equivalent) in an amount not less than Five Million Dollars ($5,000,000.00), combined single limit for both bodily injury and property damage, naming Landlord as additional insured. If Commercial General Liability Insurance with a general aggregate limit is used, the general aggregate limit shall apply separately to the location of the Premises, using ISO form CG 25041185 or its equivalent.

         (v)   Property. Property insurance on Tenant's Personal Property
               --------
located on or in the Premises. Such insurance shall be in an amount of one hundred percent (100%) of the replacement cost of the insured items, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage against the perils covered in the

                                      18.

ISO Special Form. Such policy shall be endorsed, as necessary, to provide coverage for boilers and machinery and sprinkler leakage. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair or replacement of such items so insured. Landlord shall have no interest in the insurance upon Tenant's Personal Property.

        (vi)  Business Income. Business Income/Extra Expense Insurance at a
              ---------------
minimum of 50% co-insurance, including coverage for loss of Business Income due to damage to Tenant's Personal Property arising from the perils covered in the ISO Special Form.

     C. Landlord's Insurance. During the Lease Term Landlord shall maintain
        --------------------
commercial general liability insurance and "All Risk" or ISO Special Form property insurance (collectively, the "Project Property Insurance") including, at Landlord's option, earthquake and flood coverage, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage, covering the full replacement cost of the Premises, including the Tenant Improvements and, provided that Tenant delivers to Landlord a copy of Tenant's plans for all of the Alterations made by Tenant and any other information reasonably requested by Landlord and Tenant otherwise complies with the provisions contained in Paragraph 7 with respect to the Alterations, the Alterations, but excluding the foundations of the Buildings. The Project Property Insurance shall also include insurance against loss of rents in an amount equal to the Base Rent, Additional Rent, and any other sums payable to Landlord by the tenants of the Project under their respective leases for a period of at least twelve (12) months. The Project Property Insurance shall name Landlord as named insured and include a lender's loss payable endorsement in favor of Landlord's lender. Tenant shall reimburse Landlord, as Additional Rent, for Tenant's Project Percentage of the costs of such policy or policies. Tenant shall pay Tenant's Project Percentage of the Project Property Insurance in the manner provided in Paragraph 12. Tenant shall pay the entire amount of any increase in premium rates for the Project Property Insurance that is caused by Tenant's particular use of the Premises or any portion of the Project.

     D. Certificates. Tenant shall deliver to Landlord at least thirty (30) days
        ------------
prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance and endorsements evidencing the above coverage with limits not less than those specified above and naming Landlord as additional insured thereunder. The certificates and endorsements shall be on a form approved by Landlord and shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of cancellation of the coverages evidenced thereby. Tenant shall notify Landlord in writing of any material change in the insurance coverages required to be maintained by Tenant pursuant to this Lease within ten (10) days after Tenant's receipt of notice of the material change.

     E. Increased Coverage. Landlord, by written notice to Tenant, may require
        ------------------
Tenant to increase the amount of insurance maintained by Tenant in accordance with this Lease to such amounts as are generally required by landlords of similar properties located in the Brisbane-San Francisco area.

     F. Co-Insurer. If, on account of the failure of Tenant to comply with the
        ----------
foregoing provisions, Landlord is adjudged a co-insurer by the insurance carrier, then any Liabilities

                                      19.

sustained by Landlord as a result thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

     G. Insurance Requirements. All of Tenant's insurance shall be in a form
        ----------------------
satisfactory to Landlord and shall be carried with companies that have a current A.M. Best's rating of no less than A:VII; shall provide that such policies shall not be subject to alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord and Landlord's Agents. The policy or policies, or duly executed certificates and endorsements for them, together with satisfactory evidence of payment of the premium thereon, shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, or fails to provide Landlord with the policy, policies or duly executed certificates and endorsements thereof required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord for such amounts as Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees, with interest thereon at an interest rate of ten percent (10%) per annum from the date of payment by Landlord.

     H. Landlord's Disclaimer. Subject to Landlord's insurance obligations under
        ---------------------
Paragraph 11.C above, Landlord shall be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises or the Project, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by the gross negligence or willful misconduct of Landlord.

     I. Waiver of Subrogation. Landlord and Tenant each hereby waive all rights
        ---------------------
of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which are required hereunder or which otherwise may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

12.  ADDITIONAL RENT

     A. Payment. Tenant shall pay to Landlord, as Additional Rent during each
        -------
year commencing on the Commencement Date and ending on the Expiration Date (prorated for any partial calendar year during the Lease Term), (i) all Operating Expenses (defined herein) attributable to the ownership, operation, repair and/or maintenance of Building A which accrue during the Building A Term,
(ii) all Operating Expenses attributable to the ownership, operation, repair and/or maintenance of Building B which accrue during the Building B Term, (iii) all Operating Expenses attributable to the ownership, operation, repair and/or maintenance of Building C which accrue during the Building C Term, (iv) Tenant's Project Percentage of all

                                      20.

Operating Expenses attributable to the ownership, operation, repair and/or maintenance of the Project Common Areas and the Project, and (v) Tenant's Project Percentage of Real Property Taxes and Project Property Insurance, each as determined by Landlord.

     B. Tenant's Project Percentage. Tenant's Project Percentage is calculated
        ---------------------------
by dividing the then applicable total rentable square footage of the Premises by the total rentable square footage in the Project. Tenant's Project Percentage as of the Commencement Date is set forth in the Lease Summary. Any change in the total rentable square footage of the Project or the Premises, including any increase or decrease in the size of the Premises pursuant to Paragraph 1.A of this Lease, shall increase or decrease Tenant's Project Percentage.

     C. Tenant's Building Percentage. Tenant's "Building A Percentage" is a
        ----------------------------
percentage equal to the total rentable square footage of the Building A Premises divided by the total rentable square footage in Building A. Tenant's "Building B Percentage" is a percentage equal to the total rentable square footage of the Building B Premises divided by the total rentable square footage in Building B. Tenant's "Building C Percentage" is a percentage equal to the total rentable square footage of the Building C Premises divided by the total rentable square footage in Building C.

     D. Definition of Operating Expenses. The term "Operating Expenses" shall
        --------------------------------
include, without limitation, the cost of labor, materials, supplies and services used or consumed in maintaining, operating and repairing the Buildings, the Project and all supporting facilities, including the following: (a) the cost of maintaining and repairing all sidewalks, landscaping, service areas, elevators, mechanical rooms, utility systems, building exteriors (and the component parts thereof), signs, site lighting, walkways, driveways and parking areas of the Project; (b) all charges for heat, water, gas, electricity, sewer, air conditioning, trash removal and other utilities used or consumed in the Buildings or the Project (not separately metered and billed to any individual tenant of the Project); (c) Landlord's management fee each year, of which Tenant's proportionate share shall be an amount equal to three and one-half percent (3.5%) of the total annual Rent due under this Lease; (d) costs incurred in (1) replacing any existing capital improvements in the Project that have exceeded their useful life as reasonably determined by Landlord, (2) constructing new capital improvements in the Project or replacing existing capital improvements in the Project in each instance primarily for the purpose of reducing Operating Expenses or otherwise improving the operating efficiency of the Buildings and (3) constructing new capital improvements to the Project or replacing existing capital improvements in the Project to the extent necessary to comply with laws, rules or regulations of any governmental agency enacted or adopted subsequent to the date of this Lease or any changes after the date of this Lease in interpretation or enforcement of any existing laws, rules or regulations of any governmental agency (hereinafter referred to collectively as, "Capital Expenditures"); provided, however, the cost of Capital Expenditures shall be amortized on a straight-line basis (with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to make such Capital Expenditures or, if Landlord makes such Capital Expenditures without borrowing funds, the rate Landlord would have paid to borrow such funds as reasonably determined by Landlord) over the useful life of the Capital Expenditure as reasonably determined by Landlord; (e) costs incurred for pest control, janitorial, exterior window washing, sweeping services and security for the Buildings and the Project; (f) costs incurred in maintaining and repairing intra-building network cabling within the Project; (g) all business license, permit and inspection fees, (h) fees,

                                      21.

expenses, charges or other costs assessed Landlord under any covenants, conditions and restrictions binding on the Buildings or the Project and (i) all insurance loss deductibles; provided, however, the deductible under any policy of earthquake insurance shall be amortized on a straight-line basis over ten
(10) years. Notwithstanding the foregoing, the term "Operating Expenses" shall not include (i) depreciation, (ii) reserves, (iii) overhead and profit paid to subsidiaries or affiliates of Landlord for services rendered to the Project or Buildings or for supplies or other materials to the extent that the costs of the services, supplies or materials exceed the competitive costs of the services, supplies or materials if they were not provided by a subsidiary or an affiliate,
(iv) the portion of any insurance deductible in excess of Ten Thousand Dollars ($10,000.00) (other than deductibles under any policy of earthquake insurance which shall be amortized as provided in subsection (i) above) and (v) costs incurred in making capital improvements to the Project, except as otherwise provided in subparagraph (d) above.

     E.   Estimates. Landlord shall, as soon as practicable after the
          ---------
Commencement Date and after the end of each calendar year during the Lease Term, notify Tenant in writing of the amount which Landlord estimates will be Tenant's Project Percentage of any Real Property Taxes and Project Property Insurance and Tenant's share of any Operating Expenses for such calendar year, and one-twelfth (1/12th) thereof shall be added to the Base Rent as Additional Rent for each ensuing month. If, during any calendar year during the Lease Term, it appears in the reasonable judgment of Landlord that Real Property Taxes, Project Property Insurance and Operating Expenses payable under this Paragraph will exceed Landlord's estimate, Landlord may, by written notice to Tenant, revise its estimate for such year, and the Base Rent hereunder shall be adjusted accordingly.

     F.   Annual Adjustment. If after any calendar year it proves that the
          -----------------
amount of Tenant's Project Percentage of Real Property Taxes and Project Property Insurance or Tenant's share of Operating Expenses for such calendar year is greater or less than the amount actually billed to and paid for by Tenant, an adjustment shall be made as soon as practicable following the commencement of the next calendar year, and Tenant shall forthwith pay Landlord such amount or be credited accordingly upon Tenant's receipt of a year end statement of such adjustment, whether or not this Lease is still then in effect. Tenant shall have ninety (90) days after Tenant receives the year end statement of the adjustment to the Operating Expenses for the prior calendar year to notify Landlord in writing of Tenant's desire to conduct, at Tenant's sole cost and expense, an audit of Landlord's books and records relating to the prior calendar year. Any such audit must be conducted by Tenant or its agent during regular business hours at the offices of Landlord or the offices of Landlord's designated agent and must be completed within one hundred fifty (150) days after Tenant receives the applicable year end statement. The person or entity performing the audit or review of Landlord's books and records on Tenant's behalf or at Tenant's request may not be compensated for the audit or review on a contingency fee basis.

     G.  Arbitration. If Landlord objects to the findings of Tenant's audit,
         -----------
Landlord and Tenant shall attempt to resolve their disagreement concerning the amount of Tenant's proportionate share of Operating Expenses within the next thirty (30) days. If Landlord and Tenant are unable to agree upon the amount of Tenant's proportionate share of Operating Expenses (after Tenant has completed its audit), the parties shall submit the matter to binding arbitration before a single neutral arbitrator having experience in real estate valuation, property management or accounting or, alternatively, the arbitrator may be a retired judge or justice of a

                                      22.

California Superior Court or Court of Appeal. The matter shall be decided by arbitration in accordance with the applicable arbitration statutes and the then existing Commercial Arbitration Rules of the American Arbitration Association. Any party may initiate the arbitration procedure by delivering a written notice of demand for arbitration to the other party. Within thirty (30) days after the other party's receipt of the written notice of demand for arbitration, the parties shall attempt to select a qualified arbitrator who is acceptable to all parties. If the parties are unable to agree upon an arbitrator who is acceptable to all parties, either party may request the American Arbitration Association to appoint the arbitrator in accordance with its Commercial Arbitration Rules. The provisions of California Code of Civil Procedure Section 1283.05 or its successor section(s) are incorporated in and made a part of this Lease with respect to any arbitration requested in accordance with the provisions contained in this Paragraph. Depositions may be taken and discovery may be obtained in any arbitration proceeding requested pursuant to this Paragraph in accordance with the provisions of California Code of Civil Procedure Section 1283.05 or its successor section(s). Arbitration hearing(s) shall be conducted in San Mateo County California. Any relevant evidence, including hearsay, shall be admitted by the arbitrator if it is the sort of evidence upon which responsible persons are accustomed to rely in the conduct of serious affairs, regardless of the admissibility of such evidence in a court of law; however, the arbitrator shall apply California law relating to privileges and work product. In rendering his or her award, the arbitrator shall set forth the reasons for his or her decision. The fees and expenses of the arbitrator shall be paid in the manner allocated by the arbitrator. This agreement to arbitrate any dispute concerning the findings of Tenant's audit shall be specifically enforceable under the prevailing arbitration law. Judgment on the award rendered by the award may be entered in any court having jurisdiction thereof.

13.  DAMAGE OR DESTRUCTION

     A.  Landlord's Obligation to Rebuild. If the Premises are damaged or
         --------------------------------
destroyed, Landlord shall promptly and diligently repair the Premises (including the Tenant Improvements and, provided that Tenant delivers to Landlord a copy of Tenant's plans for all of the Alterations made by Tenant and any other information reasonably requested by Landlord and Tenant otherwise complies with the provisions contained in Paragraph 7 with respect to the Alterations, any Alterations made by Tenant to the Premises), all to the same quality and condition as were present at the time of the loss, unless Landlord or Tenant elects to exercise any right to terminate this Lease as hereinafter provided.

     B.  Landlord's Right to Terminate. Landlord shall notify Tenant in writing
         -----------------------------
within forty-five (45) days after the date of the casualty of Landlord's estimate of the time period required to substantially repair or restore the Premises or the Buildings (including the Tenant Improvements, and, provided that Tenant delivers to Landlord a copy of Tenant's plans for all of the Alterations made by Tenant and any other information reasonably requested by Landlord and Tenant otherwise complies with the provisions contained in Paragraph 7 with respect to the Alterations, any Alterations made by Tenant to the Premises). Landlord shall have the right to terminate this Lease with respect to the entire Premises or the damaged Building(s) in the event any of the following events occurs:

         (i) Net insurance proceeds (after deducting the cost of recovery of such proceeds) available to Landlord are insufficient to pay one hundred percent (100%) of the cost of

                                      23.

such repair, excluding the deductible, provided that Landlord has had in force the insurance required of it under Section 11.C.;

         (ii) The entire Premises or the damaged Building(s) cannot, with reasonable diligence, be substantially repaired or restored by Landlord within one hundred eighty (180) days after the date that the damage or destruction occurs; or

         (iii) The entire Premises or the damaged Building(s) cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

     If Landlord elects to terminate all or any portion of this Lease, Landlord shall give Tenant written notice of its election within thirty (30) days after the date of such damage or destruction, and this Lease (or applicable portion thereof) shall terminate fifteen (15) days after the date Tenant receives such notice. If Landlord does not elect to terminate all of this Lease, Landlord shall diligently commence the process of obtaining any necessary building permits and governmental approvals with respect to the portion of the Lease that has not been terminated, and shall commence repair of the Premises or the Buildings (including the Tenant Improvements, and, provided that Tenant delivers to Landlord a copy of Tenant's plans for all of the Alterations made by Tenant and any other information reasonably requested by Landlord and Tenant otherwise complies with the provisions contained in Paragraph 7 with respect to the Alterations, any additional Alterations made by Tenant to the Premises), as the case may be, as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect.

     C.  Tenant's Right to Terminate.  If Landlord reasonably determines that
         ---------------------------
Premises (including the Tenant Improvements, and, provided that Tenant delivers to Landlord a copy of Tenant's plans for all of the Alterations made by Tenant and any other information reasonably requested by Landlord and Tenant otherwise complies with the provisions contained in Paragraph 7 with respect to the Alterations, any Alterations made by Tenant to the Premises) cannot be substantially repaired or restored within two hundred seventy (270) days after the damage or destruction, Tenant shall have the right to terminate this Lease by written notice to Landlord. Tenant shall exercise such termination right, if at all, within ten (10) days after Landlord notifies Tenant in writing of the time estimated by Landlord to substantially complete the repairs or restoration work. If Tenant does not elect to terminate this Lease within the ten (10) day period, Tenant shall be deemed to have waived its option to terminate this Lease pursuant to this Paragraph 13.C in connection with the casualty.

     D.  Limited Obligation to Repair.  Notwithstanding anything to the
         ----------------------------
contrary contained in this Paragraph 13, in no event shall Landlord be obligated to repair or replace Tenant's Personal Property. If Tenant desires to repair and/or replace Tenant's Personal Property, the same shall be undertaken and completed by Tenant, at Tenant's sole cost and expense, promptly following the date of the damage or destruction.

     E.  Abatement of Rent. Rent shall be temporarily abated proportionately,
         -----------------
but only to the extent of any net proceeds attributable to the Premises received by Landlord from rental abatement insurance described in Paragraph 11.C., during any period when, by reason of such

                                      24.

damage or destruction, Tenant is unable to use the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction work which Landlord is obligated or elects to perform and Landlord's delivery to Tenant of the Premises, or at such earlier time when Tenant is able to use the Premises without substantial interference. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives all rights to terminate this Lease pursuant to the provisions of California Civil Code Section 1932, Subdivision 2, and Section 1933, Subdivision 4, and the provisions of any similar Laws hereinafter enacted.

     F.  Damage Near End of Lease Term.  Anything herein to the contrary
         -----------------------------
notwithstanding, if the Premises are destroyed or damaged during the last twelve
(12) months of the Lease Term, then Landlord may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 13.A., 13.B. or 13.C., as the case may be. If this Lease is so terminated, Landlord may keep all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property.

     G.  Landlord's Determinations.  Landlord's determination of the estimated
         -------------------------
costs to repair and/or replace any damaged property and the time period required for such repair and/or replacement shall be made in good faith and shall be conclusive for the purposes of this Paragraph 13.

14. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally delivered to the address herein provided for the addressee, or in lieu of personal delivery may be given by facsimile transmission, by air courier or other commercial delivery service which guarantees overnight delivery, or by United States certified or registered mail service. Notice shall be effective on the day such notice is received or rejected at the address herein provided for the addressee. For purposes hereof, the addresses for Landlord and Tenant are as set forth in the Lease Summary; provided, however, that after the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this Paragraph 14.

15.  DEFAULT

     A.  Tenant's Default.  A default under this Lease by Tenant shall exist
         ----------------
if any of the following events shall occur:

         (i) If Tenant shall have failed to pay any amount of Rent within five (5) days after written notice that such payment is past due; or

         (ii) If Tenant shall have failed to perform any term, covenant or condition of this Lease (including Tenant's obligations pursuant to Exhibit C
                                                                    ---------
attached hereto) other than the payment of Rent (and excluding the defaults described in clauses (iii) through (ix) below) and such failure continues for thirty (30) or more days after written notice from Landlord; provided,

                                      25.

however, that where such failure could not reasonably be cured within the thirty
(30) day period, Tenant shall not be in default if it has commenced such performance within said thirty (30) day period and thereafter diligently prosecutes the same to completion; or

          (iii) If Tenant shall have assigned its assets for the benefit of its creditors; or

          (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

          (v)    If Tenant shall have abandoned the Premises; or

          (vi) If a court shall have made or entered any decree or order other than under the bankruptcy Laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing a winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days; or

          (vii) If Tenant shall have failed to comply with the provisions of Paragraphs 19 or 24; or

          (viii) If Tenant shall have Sublet the Premises or any portion thereof without Landlord's prior written consent; or

          (ix) If Tenant fails to deliver to Landlord the Security Deposit within six (6) days after full execution of this Lease.

     Any notice required to be given by Landlord under this Lease shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Civil Code of Procedure.

     B.   Remedies.  Upon a default, Landlord shall have the following remedies,
          --------
in addition to all other rights and remedies provided by Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative, and without notice to Tenant where no cure period is provided for Tenant's breach:

          (i)    Continue Lease.  Landlord may continue this Lease in full
                 --------------
force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due and enforce other obligations of Tenant hereunder.

          (ii)   Terminate Right to Possession. Landlord may terminate Tenant's
                 -----------------------------
right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, the unamortized amount of any broker's commissions paid or payable by Landlord in connection with this Lease (amortized on a straight line basis over the initial term of this Lease) and

                                      26.

expenses of cleaning and repairing the Premises. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

               (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

               (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been earned or payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

               (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

               (d) Any other amount necessary which is to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring or cleaning the Premises or any portion thereof; (iii) any unamortized leasing commissions paid or payable by Landlord in connection with this Lease (amortized on a straight line basis over the initial term of this Lease); or (iv) for any other costs necessary or appropriate to relet the Premises; plus

               (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the Laws of the State of California.

               The "worth at the time of award" of the amounts referred to in Paragraphs 15.B.(ii)(a) and 15.B.(ii)(b) is computed by allowing interest at the rate of ten percent (10%) per annum on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 15.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future Laws, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

         (iii)  Re-entry.  Landlord may, with or without terminating this
                --------
Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this paragraph

                                      27.

shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

         (iv)  Remedy.  So long as this Lease is not terminated, Landlord shall
               ------
have the right to remedy any default of Tenant pursuant to the terms of Paragraph 26.

     C.  Late Charges.  Tenant acknowledges that late payment by Tenant to
         ------------
Landlord of Rent and other charges provided for under this Lease shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Taxes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within seven (7) days after the date when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a one (1) time late charge, whether or not Landlord has given Tenant written notice of the non-receipt of the Rent or other charges or has exercised any remedy herein provided for default by Tenant. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord on account thereof.

D.  Landlord's Default.  Landlord shall not be deemed to be in default in the
    ------------------
performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

16.  SURRENDER OF THE PREMISES

     A.  Condition upon Surrender.  Upon the expiration or earlier termination
         ------------------------
of the Lease Term, Tenant shall surrender the Premises to Landlord broom clean and in its condition existing as of the Commencement Date, ordinary wear and tear excepted. The phrase "ordinary wear and tear" means wear which manifests itself solely through the passage of time. For the purpose of this Lease, items which are not deemed "ordinary wear and tear" shall include, but not be limited to, the following items, which items shall be Tenant's obligation to repair or correct: (i) damage to or defacement of portions of any walls, partitions, woodwork, plaster or surface finishes or any other portion of the Premises from any cause (including, without limitation, from nails or screws); (ii) damage to the flooring (including stains, marks or soiling); (iii) damage to the Premises from any cause except for any casualty not caused by Tenant or Tenant's Agents; and (iv) any other damaged or non-functioning improvements within the Premises, such as light fixtures, electrical outlets, telephone jacks, door knobs and ceiling panels. Items which are deemed "ordinary wear and tear" shall include the wear and tear which is attributable to the use of the Premises pursuant to Paragraph 5.A. hereof.

                                      28.

     B.   Removal of Alterations. Tenant shall remove from the Premises prior to
          ----------------------
the termination or expiration of this Lease all of Tenant's Alterations required to be removed pursuant to Paragraph 7.D. and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal. If Tenant is then in default, then notwithstanding any other provision of this Lease and/or the terms of any other previous notice given by Landlord to Tenant, Tenant shall only remove such Alterations and Tenant's Personal Property as specified in written notice from Landlord to Tenant. If Tenant fails to remove such Alterations and Tenant's Personal Property on or before the termination of this Lease (or on any such earlier date that Tenant abandons or surrenders the Premises), Landlord may retain such property and, at Landlord's option, (i) apply it toward the satisfaction of Tenant's obligations under this Lease, and all rights of Tenant with respect to such property shall cease, or (ii) place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the rate of ten percent (10%) per annum from the date of expenditure by Landlord.

     C.   Indemnification of Landlord. If the Premises are not surrendered to
          ---------------------------
Landlord in accordance with the of this Paragraph 16, Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents against all Liabilities resulting from Tenant's delay past such date in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

17. ATTORNEYS' FEES. If either party brings any action or legal proceeding for damages for an alleged breach of any provisions of this Lease, to recover Rent, to terminate the tenancy of the Premises or to enforce, interpret, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, its reasonable attorneys' fees and costs.

18. LIENS. Tenant shall keep the Premises and the Project free from liens arising of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify, defend and hold harmless Landlord and Landlord's Agents from all Liabilities arising out of or in any way relating to any such liens or claims of lien. Tenant shall cause any such liens to be released of record, by payment or posting of a proper bond acceptable to Landlord, within ten (10) days after the earlier of imposition of the lien or written request by Landlord.

19.  SUBORDINATION
     A.   Documentation. This Lease is subject and subordinate to all ground
          -------------
and underlying mortgages and deeds of trust which now affect the Premises, as the same may hereafter be renewed, modified, consolidated, replaced and/or extended (collectively "Encumbrances"); provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease be prior and superior thereto, then within seven (7) days after written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver

                                      29.

any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all future Encumbrances which might hereafter affect the Premises; provided, however, that in such event, so long as Tenant is not in default, Holder shall agree not to disturb Tenant's quiet enjoyment of the Premises as long as Tenant shall pay the Rent timely and observe and perform all other provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or Holder required to effectuate such subordination to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, such failure shall constitute an irrevocable appointment of Landlord as Tenant's attorney-in-fact and to act in Tenant's name, place and stead.

     B.   Attornment. Notwithstanding anything to the contrary set forth in
          ----------
this Paragraph 19, hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under any Encumbrance.

20.  MORTGAGEE PROTECTION

     In the event of any default on the part of Landlord, Tenant shall give written notice to any beneficiary of a deed of trust covering the Premises, and shall allow such beneficiary a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

21.  CONDEMNATION

     A.   Total Taking - Termination . If (i) title to all of the Premises or so
          --------------------------
much thereof is taken for any or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, or (ii) the parking spaces available to Tenant pursuant to this Lease are taken for any public or quasi-public use under any statute or by right of eminent domain such that the ratio of parking spaces to rentable square feet of the Premises falls below that mandated by law and Landlord is not able to provide alternative parking to Tenant, then this Lease shall terminate as of the date that possession of the Premises or part thereof is taken.

     B.   Partial Taking. If any part of the Premises is taken and the
          --------------
remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Rent payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises, or require Landlord to expend sums in excess of the net proceeds awarded to Landlord on

                                      30.

account of such condemnation or taking. During the period of any such repair or alteration, Rent shall be temporarily abated in proportion to the degree that Tenant's use of the Premises is impaired. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and any similar Laws allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

     C.   No Apportionment of Award. No award for any partial or entire taking
          -------------------------
shall be apportioned. Tenant to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, or its moving costs, or for the loss of its goodwill.

     D.   Temporary Taking. No temporary taking of the Premises shall terminate
          ----------------
this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Paragraph 21.

     E.   Sale Under Threat of Condemnation. A sale by Landlord to any
          ---------------------------------
authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Paragraph 21.

22.  HOLDING OVER

     If Tenant holds possession of any portion of the Premises after expiration or termination of the term of this Lease with respect to that portion of the Premises without the written consent of Landlord, then absent express agreement of Landlord such holding over shall be a tenancy at sufferance and not for any periodic or fixed term. Tenant shall pay monthly rental hereunder equal to one hundred fifty percent (150%) of the amount of Base Rent and Additional Rent payable immediately prior to expiration of such term with respect to such Premises during the first thirty (30) days of such holdover period, after which time Tenant shall pay monthly rental equal to two hundred percent (200%) of the amount of Base Rent and Additional Rent payable immediately prior to expiration of such term with respect to such Premise, together with such other amounts as may become due hereunder, and otherwise all of the terms and conditions of this Lease shall continue to apply, excluding any options or rights of Tenant to renew or extend this Lease or expand the Premises hereunder. Nothing herein shall be construed as a consent in advance by Landlord to any holding over by Tenant or to any specific terms or conditions of any holding over, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord when and as required hereunder. Any holding over with the written consent of Landlord shall, except as otherwise specified in such consent, thereafter constitute a lease from month to month but otherwise subject to all of the terms and conditions of this Lease, excluding any options or rights of Tenant to renew or extend this Lease or expand the Premises hereunder.

                                      31.

23.  ENTRY BY LANDLORD

     Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same and to conduct tests thereon, to post Notices of Nonresponsibility and "For Sale" signs, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or repairs, and to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord. Notwithstanding the foregoing, Landlord and Landlord's Agents may enter the Premises at any reasonable time within nine (9) months prior to the expiration of the Lease Term, or at any time during the Lease Term hereof if Tenant is in default hereunder, to place upon the Premises ordinary "For Lease" signs and to show the Premises to prospective tenants. Tenant shall have the right to have a representative of Tenant to accompany Landlord or Landlord's Agents on the Premises. Landlord shall not access Tenant's safes or enter into any areas maintained by Tenant for the safety and security of monies, securities, negotiable instruments, confidential documents or files, or similar items, without Tenant's prior consent, which consent shall not unreasonably be withheld, delayed or conditioned, except for emergencies in which case Tenant's consent shall not be required.

24.  ESTOPPEL CERTIFICATES; INFORMATION

     A.   Estoppel Certificates. Tenant shall have twenty (20) days following
          ---------------------
Landlord's written request to execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are no uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, (c) certifying that Tenant has no defenses or offsets then outstanding against any of its obligations under this Lease, or stating those claimed by Tenant, and (d) certifying any other matters pertaining to the status of this Lease or performance of obligations thereunder by Landlord or Tenant as to which Tenant has actual knowledge and as may be reasonably required either by a purchaser of the Premises or a lender making a loan to Landlord to be secured by the Premises or Project. Tenant's failure to deliver an estoppel certificate within twenty
(20) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, (iii) Tenant has no defenses or right of offset against its obligations hereunder, and (iv) no Rent has been paid in advance.

     B.   Financial Statements. Tenant shall have seven (7) days following
          --------------------
Landlord's written request to deliver to Landlord the most current financial statements of Tenant, including balance sheets and profit and loss statements, all prepared in accordance with generally accepted accounting principles consistently applied and certified by an officer of Tenant as true, correct and complete. Tenant further agrees that if Tenant fails to perform any of its obligations hereunder and thereafter Landlord reasonably believes that Tenant may not have sufficient financial resources to meet its obligations under this Lease and/or its financial obligations generally, then Tenant shall, within seven (7) days after receipt of a written request from

                                      32.

Landlord, furnish Landlord with any financial information within Tenant's possession or control that is reasonably requested by Landlord. All financial statements furnished by Landlord pursuant to this Paragraph 24.B. shall be treated as confidential; provided, however, Lender may disclose Tenant's financial statements and information to Landlord's lenders, partners, officers, directors, accountants, attorneys, potential lenders and potential purchasers of all or any portion of the Project and any other parties to the extent required by law.

25.  TRANSFER OF THE PREMISES BY LANDLORD

     In the event of any conveyance of the Premises and assignment by Landlord of its interest in this Lease, upon the assignee's assumption in writing of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease that occur after the date of such conveyance and assignment.

26.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

     If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. Tenant shall reimburse Landlord for all sums so paid by Landlord and all penalties, interest, legal fees and collection costs incurred in connection therewith within ten (10) days after Landlord's written request therefor. If Tenant fails to so reimburse Landlord within such ten (10) day period, then (a) a late charge shall be assessed in accordance with Paragraph 15.C. above, (b) interest shall accrue on such delinquent payment at the rate of ten percent (10%) per annum from the date due to the date of payment thereof by Tenant to Landlord, and (c) Landlord shall have all other rights and remedies granted or reserved to Landlord hereunder for the nonpayment of Rent.

27.  TENANT'S REMEDY

     Except with regard to Landlord's obligation to pay to Tenant the Tenant Improvement Allowance and Additional Tenant Improvement Allowance in accordance with the terms of this Lease and refund or return to Tenant the Security Deposit (defined in Paragraph 28) in accordance with the terms of this Lease, the obligations of Landlord under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Project (and any insurance proceeds relating thereto) for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord.

28.  SECURITY

     A.   Cash Security Deposit. Within six (6) business days after full
          ---------------------
execution of this Lease, Tenant shall deliver to Landlord cash (the "Security Deposit") in the amount specified as the Security Deposit in the Lease Summary. The Security Deposit shall secure the performance of all of Tenant's obligations under this Lease, including Tenant's obligation to pay Rent and

                                      33.

other monetary amounts, to maintain the Premises and repair damages thereto, and to surrender the Premises to Landlord upon termination of this Lease in the condition required hereunder. Landlord may use and commingle the Security Deposit with other funds of Landlord. If Tenant fails to perform Tenant's obligations hereunder, Landlord may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Tenant's unperformed obligations. If Landlord does so apply all or any portion of the Security Deposit, Tenant, upon written demand by Landlord, shall immediately pay to Landlord a sufficient amount in cash to restore the Security Deposit to the full original amount. Tenant's failure to pay to Landlord a sufficient amount in cash to restore the Security Deposit to its original amount within five (5) days after receipt of such demand shall constitute a default under this Lease. Tenant shall not be entitled to interest on the Security Deposit. Within thirty (30) days after the expiration or earlier termination of this Lease, if Tenant has then performed all of Tenant's obligations hereunder, Landlord shall return the Security Deposit to Tenant. If Landlord sells or otherwise transfers Landlord's rights or interest under this Lease, Landlord shall deliver the Security Deposit to the transferee, whereupon Landlord shall be released from any further liability to Tenant with respect to the Security Deposit provided that the transferee assumes in writing the obligations of Landlord under this Paragraph 28.

     B.   Letter of Credit. In lieu of providing Landlord with a cash security
          ----------------
deposit, Tenant may deliver to Landlord an irrevocable standby letter of credit (the "Letter of Credit") naming Landlord as beneficiary, in the amount of the Security Deposit. The Letter of Credit shall be in the form attached hereto as Exhibit F, subject to such commercially reasonable modifications as the issuer
---------
shall require that do not materially affect Landlord's rights thereunder. If Tenant has theretofore provided Landlord a cash security deposit, the amount thereof shall be returned to Tenant by Landlord upon Landlord's receipt of the Letter of Credit. The Letter of Credit shall be issued by a major national bank located in San Francisco or a regional bank located in the San Francisco Bay Area ("Bank") reasonably satisfactory to Landlord and shall be upon such terms and conditions as Landlord and Landlord's lender may reasonably require. The Letter of Credit shall allow draws by Landlord upon sight draft accompanied by a statement from Landlord that it is entitled to draw upon the Letter of Credit and shall contain terms which allow Landlord to make partial and multiple draws up to the face amount of the Letter of Credit. If Tenant has not delivered to Landlord at least thirty (30) days prior to the expiration of the original Letter of Credit (or any renewal letter of credit) a renewal or extension thereof, Landlord shall have the right to draw down the entire amount of original Letter of credit (or renewal thereof) and retain the proceeds thereof as the security deposit. If and when Tenant would be entitled to request that Landlord return the Security Deposit to Tenant or apply the Security Deposit towards Tenant's obligation to pay Rent, Landlord shall, at Tenant's request, return to Tenant any Letter of Credit delivered to Landlord pursuant to this Paragraph.

     C.   Reduction of Security Deposit. Notwithstanding the foregoing, upon
          -----------------------------
Tenant's written request, the Security Deposit shall be reduced to Two Million One Hundred Ninety-Nine Thousand Four Hundred Eight Dollars (2,199,408.00) provided and on the condition that (i) Tenant achieves and maintains a net worth in the United States of Three Hundred Million Dollars ($300,000,000.00) or more or (ii) Tenant is acquired by a company with a net worth in the United States of Four Hundred Million Dollars ($400,000,000.00) or more.

                                      34.

29.  FINANCIAL COVENANTS

     Tenant represents and warrants that all financial information provided by Tenant to Landlord prior to execution of this Lease is true and complete and fairly represents the actual financial condition of Tenant as of the date indicated on the financial statement, and that no material adverse change in such financial condition has occurred from such date to the date that Tenant executes this Lease. Tenant agrees that any material misrepresentation to Landlord as to Tenant's financial condition, or any failure to provide financial information required to be provided by Tenant hereunder, shall constitute a default under this Lease.

30.  PARKING

     Tenant and Tenant's Agents shall be entitled to use up to six hundred twenty (620) spaces in the Project's parking facilities. Such parking rights shall be free of charge and available for Tenant's use on a non-exclusive basis with the other tenants of the Project and their respective officers, employees, customers and invitees; provided, however, that (i) Tenant agrees not to overburden the parking facilities and to cooperate with Landlord and other tenants of the Project in the use of the parking facilities and (ii) so long as Tenant leases all of the rentable square footage in the Project, Tenant may designate certain parking spaces in the Project for its exclusive use. Subject to Tenant's right to designate certain parking spaces for its exclusive use as provided in the foregoing sentence, Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants of the Project. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking privileges appurtenant to the Premises are impaired by reason of any Law or as a result of any other tenants parking in any parking spaces designated for Tenant's exclusive use. Notwithstanding the foregoing, if the ratio of parking spaces to rentable square feet of the Premises falls below the ratio required by law and Landlord is not able to provide alternative parking to Tenant within sixty (60) days, then Tenant may terminate this Lease by written notice to Landlord. Tenant shall exercise such termination right, if at all, within twenty (20) days after Landlord notifies Tenant in writing that Tenant's parking will be reduced below the ratio required by law.

31.  QUIET ENJOYMENT

     Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

32.  SIGNS

     So long as Tenant leases more than fifty percent (50%) of the total rentable square footage in a Building, Tenant shall have the right to install and display exterior signage ("Exterior Building Signage") on that Building. All Exterior Building Signage must be in compliance with all applicable governmental laws, rules and regulations and shall contain only Tenant's name, or the name of any affiliate or subtenant of Tenant actually occupying the Premises, and no advertising matter. In addition, Tenant shall have the right to install or place additional signage in the Project ("Additional Signage") provided that such additional signage

                                      35.

complies with the then-current signage program for the Project (a copy of the current version of which is attached hereto as Exhibit G) and any governmental
                                               ---------
restrictions or conditional approvals. The cost of the Exterior Building Signage and the Additional Signage (collectively, "Tenant's Signage"), including the cost of design, manufacture, installation, maintenance and removal, shall be Tenant's sole expense. Tenant shall remove Tenant's Exterior Building Signage prior to the expiration of the term of this Lease with respect to such Building or upon the earlier termination of this Lease with respect to such Building and return the area of the Building previously covered by the Exterior Building Signage and where the Exterior Building Signage was attached to its condition existing immediately prior to the placement or erection of said sign or signs. In addition, prior to the expiration of this Lease or upon the earlier termination of this Lease, Tenant shall remove all of Tenant's Additional Signage from the Project. If Tenant fails to maintain its Tenant's Signage, or if Tenant fails to remove Tenant's Signage upon the expiration or termination of this Lease (as provide above), Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amounts as Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees, with interest thereon at an interest rate of ten percent (10%) per annum from the date of payment by Landlord. So long as Tenant (i) leases one hundred percent (100%) of the Project and (ii) occupies at least eighty percent (80%) of the Project, Landlord shall make no changes to the signage program without Tenant's consent, which consent shall not unreasonably be withheld, delayed or conditioned.

33.  ACCEPTANCE

     Delivery of this Lease, duly executed by Tenant, together with payment of the Base Rent for the first month of the Lease Term and the Security Deposit required hereunder, constitutes an offer to lease the Premises, and under no circumstances shall such delivery and payment be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Upon acceptance of Tenant's offer to lease under the terms hereof, Landlord shall be entitled to retain such Base Rent and Security Deposit and apply same as partial payment toward damages, costs and expenses incurred by Landlord if Tenant fails to occupy the Premises. If Landlord declines said offer, any such payments shall be returned to Tenant.

34.  RECORDING; QUITCLAIM

     Neither party shall record this Lease nor a short form memorandum thereof. Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed or other documentation acceptable to Landlord evidencing the termination of Tenant's interest in the Premises.

35.  BROKERS

     Tenant represents and warrants to Landlord that it has no dealings with any real estate broker or agent in connection with the negotiation of this Lease and that it knows of no real estate broker or agent who is or might be entitled to a commission or fee in connection with this Lease, except for the brokers disclosed in the Lease Summary attached hereto (the "Brokers").

                                      36.

Tenant agrees to indemnify and hold harmless Landlord and Landlord's Agents from and against any and all Liabilities arising out of or in any way related to any claims for compensation made by any party claiming to have acted on behalf or for the benefit of Tenant in connection with this Lease, other than the Brokers. Landlord shall pay, pursuant to separate agreement, the commissions and fees due to the Brokers.

36.  GENERAL

     A.   Captions. The captions and headings used in this Lease are for the
          --------
purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

     B.   Executed Copy; Counterparts. Any fully executed copy of this Lease
          ---------------------------
shall be deemed an original for all purposes. This Lease may be executed in several counterparts, each of which shall be an original, but all of such counterparts shall constitute one such Lease.

     C.   Severability. In case any one or more of the provisions contained
          ------------
herein, except for the payment of Rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

     D.   Construction; Choice of Law. This Lease shall be construed and
          ---------------------------
enforced in accordance with the Laws of the State of California, without giving effect to the conflict-of-law principles of said State. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

     E.   Gender; Singular, Plural. When the context of this Lease requires,
          ------------------------
the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

     F.   Binding Effect. The covenants and agreements contained in this Lease
          --------------
shall be binding on the parties hereto and on their respective successors and assigns to the extent assignable.

     G.   Waiver. No covenant, term or condition of this Lease shall be deemed
          ------
to have been waived by Landlord unless such waiver is in writing and signed by Landlord. The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. Landlord shall have the right to accept Base Rent and other payments due from Tenant hereunder with knowledge of a preceding breach of this Lease, and no such acceptance shall be deemed an express or implied waiver of such breach unless such waiver is in writing and signed by Landlord. No further reservation of rights shall be required of Landlord under this Lease to reserve all rights and remedies of Landlord arising with respect to such preceding breach.

     H.   Entire Agreement. This Lease is the entire agreement between the
          ----------------
parties, and this Lease expressly supersedes all prior negotiations, representations and agreements of the

                                      37.

parties respecting the Premises or the Project. There are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by each of the parties hereto.

     I.   Authority. If Tenant is a corporation or a partnership, each
          ---------
individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days after Landlord's request therefor shall be deemed a default under this Lease.

     J.   Exhibits. All exhibits, amendments, riders and addenda attached
          --------
hereto are hereby incorporated herein and made a part hereof.

     K.   Lease Summary. The Lease Summary attached to this Lease is intended
          -------------
to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

     L.   Survival. Tenant's covenants and indemnities shall survive the
          --------
termination of this Lease where reasonably appropriate to accomplish the purpose thereof.

     M.   Time. Time is of the essence for the performance of each term,
          ----
condition and covenant of this Lease.

     N.   No Jury Trial. Landlord and Tenant hereby waive their respective
          -------------
right to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Landlord against Tenant or Tenant against Landlord on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any Laws now or hereafter in effect.

     O.   Shuttle Program. Tenant shall participate in the Brisbane/Crocker
          ---------------
Park Shuttle Program managed by the Multi-City TSM Agency for the City of Brisbane at its own expense.

37.  ANTENNAS

     A.   Satellite/Antenna. Tenant shall have the right for the duration of
          -----------------
the Term to install, maintain and operate solely for its use (and not for use by any third party) a satellite dish antenna (collectively, the "Antenna") on the roof of each Building leased by Tenant in a location selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld. In connection with the installation of cabling from the Antenna to the Premises, Tenant may use the conduits of the applicable Building, subject to space limitations and Landlord's reasonable requirements for use of such areas. Tenant shall not be obligated to pay any additional rent to Landlord in connection with the installation of the Antenna(s) or Tenant's use thereof. Tenant shall (a) install and maintain the Antenna(s) at Tenant's sole cost and

                                      38.

expense, (b) obtain and maintain any required governmental permits for the Antenna(s), (c) comply with all applicable codes and permits concerning the installation, maintenance and operation of the Antenna(s), and (d) place the Antenna(s) within existing visual screening as reasonably required by Landlord. Tenant shall have access to the Antenna(s) at all times, subject to Landlord's reasonable regulation thereof. If the installation and/or maintenance of the Antenna(s) requires any penetration of the roof of a Building, Landlord's contractor shall perform the installation or maintenance, at Tenant's cost. Tenant shall not make any physical changes to the Antenna(s) nor to the Buildings in connection therewith without Landlord's prior written approval, which approval shall not be unreasonably withheld. Prior to expiration of Tenant's lease of space within each Building or earlier termination of Tenant lease of such space, Tenant shall repair, at Tenant's sole cost and expense, all damage caused to the applicable Building (including without limitation, the roof and conduits thereof) as a result of the installation, operation, maintenance, use or removal of the Antenna, and restore that Building to its condition as of the date of installation of the Antenna. Tenant shall not allow any provider of telecommunication, video, data or related services to locate any equipment on the roofs of the Buildings which is used to provide services to persons or entities other than Tenant.

     THIS LEASE is effective as of the date first hereinabove written.

                                 "Tenant"

                                 SNOWBALL.COM, INC.
                                 a Delaware corporation

                                 By: /s/ James R. Tolonen
                                     ------------------------------
                                 Name: James R. Tolonen
                                 Its: COO/CFO

                                 By:_______________________________
                                 Name:_____________________________
                                 Its:______________________________

                                 "Landlord"

                                 GAL-BRISBANE, L.P.,
                                 a California limited partnership

                                 By:  Brisbane Tech LLC, a Delaware limited
                                      liability company, its General Partner

                                      By:  Stuhlmuller Real Estate, LLC, a
                                      Delaware limited liability company

                                      By: /s/ Roger C. Stuhlmuller
                                         ------------------------------------
                                         Roger C. Stuhlmuller,
                                         Manager




                                      39.